Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Total investments at fair value	$ 658,296,684	$ 588,991,619
Receivables:
Notes receivable from participants	11,608,303	11,477,133
Employer contributions	1,029,586	1,121,148
Participant contributions	901,985	937,798
Total receivables	13,539,874	13,536,079
Total assets	671,836,558	602,527,698
Administrative expenses payable	(48,960)	(51,000)
Net assets available for benefits	$ 671,787,598	$ 602,476,698